SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 4, 2005

WESCO FINANCIAL CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-4720	95-2109453

(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

301 East Colorado Boulevard, Suite 300 Pasadena, California	91101-1901

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

                              (626) 585-6700
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

     On May 4, 2005, Wesco Financial Corporation (“Wesco”) held its Annual Shareholders meeting. At the meeting, in response to a question from a shareholder regarding CORT Business Services Corporation (“CORT”), a subsidiary of Wesco, Charles T. Munger, Wesco’s Chairman, provided certain information regarding CORT’s first quarter 2005 results of operations. A transcript of Mr. Munger’s comments is attached as Exhibit 99.1 hereto. The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

ITEM 7.01 Regulation FD Disclosure

     The information set forth under Item 2.02 (Results of Operations and Financial Condition) is hereby incorporated into this Item 7.01 by reference.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Transcript of Charles T. Munger’s Comments Regarding CORT Business Services Corporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 5, 2005	WESCO FINANCIAL CORPORATION
/s/ Jeffrey L. Jacobson
By: Jeffrey L. Jacobson
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Transcript of Charles T. Munger’s Comments Regarding CORT Business Services Corporation